Description of Business and Organization	12 Months Ended
Dec. 31, 2012
Description of Business and Organization
1.	Description of Business and Organization

Norwegian Cruise Line commenced operations out of Miami in 1966. On December 15, 2003, the Company was incorporated in Bermuda as a wholly-owned subsidiary of Genting Hong Kong Limited and its affiliates (“Genting HK”).

In January 2008, the Apollo Funds acquired 50% of our outstanding ordinary share capital. As part of this investment, the Apollo Funds assumed control of our Board of Directors. Also, in January 2008, the TPG Viking Funds acquired, in the aggregate, 12.5% of our outstanding share capital from the Apollo Funds. As a result of the aforementioned transactions, our shareholders and their relative ownership percentages of our ordinary shares, as of December 31, 2012, were as follows: Genting HK (50.0%), the Apollo Funds (37.5%) and the TPG Viking Funds (12.5%) (we refer you to Note 12— “Subsequent Events” for more on our organization).

We are a leading global cruise line operator, offering cruise experiences for travelers with a wide variety of itineraries. We strive to offer an innovative and differentiated cruise vacation with the goal of providing our guests the highest levels of overall satisfaction on their cruise experience. In turn, we aim to generate the highest customer loyalty and greatest numbers of repeat guests. We created a distinctive style of cruising called “Freestyle Cruising” on all of our ships, which we believe provides our guests with the freedom and flexibility associated with a resort style atmosphere and experience as well as more dining options than a traditional cruise. As of December 31, 2012, we operated 11 ships offering cruises in Alaska, the Bahamas, Bermuda, the Caribbean, Europe, Hawaii, Mexico, New England, Central and South America, North Africa and Scandinavia.